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                            SUPPLEMENT TO PROSPECTUS
             FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE

                                DATED MAY 1, 2000

     The following changes are applicable for policies issued in Florida:

NO LAPSE GUARANTEE

A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.

The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid less:

     (a) the sum of the No-Lapse Guarantee Value Deductions,

     (b) any gross withdrawals, and

     (c) any Policy Debt

is equal to or greater  than zero.

The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

o  the face amount of insurance changes.
o  a supplementary benefit is added, changed or terminated.
o  the risk classification of the life insured changes.
o a temporary Additional Rating is added (due to a face amount increase), or terminated.
o  The Death Benefit Option changes.

If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your policy from going into default. This required payment will be equal to the lesser of:

     (a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or
     (b) the amount necessary to bring the Net Cash Surrender Value to zero plus:
         1. the monthly deductions due,
         2. the next two monthly deductions, and
         3. the applicable premium charge.

INITIAL PREMIUMS

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Value Deduction (as opposed to one-twelfth of the No-Lapse Guarantee Premium).

                          SUPPLEMENT DATED MAY 12, 2000

VUL99.SUPP 5/2000 (20 Yr NLG)
SVUL99.SUPP 5/2000 (20 Yr NLG)